Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Contact:	William M. Lowe, Jr.	Richard J. Vatinelle
	Executive Vice President and	Vice President and
	Chief Financial Officer	Treasurer
	williamlowe@kemet.com	richardvatinelle@kemet.com
	864-963-6484	954-766-2838

KEMET REPORTS PRELIMINARY FISCAL 2015 SECOND QUARTER RESULTS

Greenville, South Carolina (October 30, 2014) - KEMET Corporation (the “Company”) (NYSE: KEM), a leading global supplier of electronic components, today reported preliminary results for our second quarter ended September 30, 2014.

Net sales of $215.3 million for the quarter ended September 30, 2014 increased 3.3% compared to net sales of $208.4 million for the quarter ended September 30, 2013. The U.S. GAAP net income from continuing operations was $7.7 million, or $0.15 per diluted share for the quarter ended September 30, 2014, compared to a net loss from continuing operations of $11.9 million or $0.26 loss per basic and diluted share for the quarter ended September 30, 2013.

Non-U.S. GAAP Adjusted net income improved to $3.5 million or $0.07 per diluted share for the quarter ended September 30, 2014, compared to a non-U.S. GAAP Adjusted net loss of $4.6 million or $0.10 loss per basic and diluted share for the period ended September 30, 2013.

“We are extremely pleased that the financial results for the quarter exceeded our expectations.  Operating margins, influenced by our cost improvement actions and favorable product mix, improved 340 basis points compared to the prior quarter ended June 30, 2014, surpassing our forecast,” stated Per Loof, KEMET’s Chief Executive Officer.  “Operating margins will continue to be our primary focus for the company.  Our expectation for our December 2014 quarter is an operating margin generally at or near the same level as this quarter,” continued Loof.

The net income (loss) for the quarters ended September 30, 2014 and 2013 include various items affecting comparability as denoted in the U.S. GAAP to Non-U.S. GAAP reconciliation table included hereafter. Prior period financial results included in this earnings release have been adjusted to reflect discontinued operations as the Film and Electrolytic business group completed the sale of its machinery division on April 30, 2014.

About KEMET

The Company’s common stock is listed on the NYSE under the ticker symbol “KEM” (NYSE: KEM).  At the Investor Relations section of our web site at http://www.kemet.com/IR, users may subscribe to KEMET news releases and find additional information about our Company.  KEMET applies world class service and quality to deliver industry leading, high performance capacitance solutions to its customers around the world and offers the world’s most complete line of surface mount and through hole capacitor technologies across tantalum, ceramic, film, aluminum, electrolytic, and paper dielectrics. Additional information about KEMET can be found at http://www.kemet.com.

QUIET PERIOD

Beginning January 1, 2015, we will observe a quiet period during which the information provided in this news release and quarterly report on Form 10-Q will no longer constitute our current expectations. During the quiet period, this information should be considered to be historical, applying prior to the quiet period only and not subject to update by management. The quiet period will extend until the day when our next quarterly earnings release is published.

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the Company’s financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets, in which the Company operates, as well as management’s beliefs and assumptions. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.

Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing restructuring plans; (ix) equity method investment in NEC TOKIN expose us to a variety of risks; (x) acquisitions and other strategic transactions expose us to a variety of risks; (xi) inability to attract, train and retain effective employees and management; (xii) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xiii) exposure to claims alleging product defects; (xiv) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that limit our flexibility in operating our business; and (xx) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions.

KEMET CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations
(Amounts in thousands, except per share data)
(Unaudited)

	Quarters Ended September 30,
	2014	2013
Net sales	$215,293	$208,449
Operating costs and expenses:
Cost of sales	169,538	177,532
Selling, general and administrative expenses	25,510	22,315
Research and development	6,338	5,611
Restructuring charges	1,687	1,364
Net (gain) loss on sales and disposals of assets	(550)	42
Total operating costs and expenses	202,523	206,864
Operating income (loss)	12,770	1,585
Non-operating (income) expense:
Interest income	(3)	(11)
Interest expense	10,287	9,908
Other (income) expense, net	(7,595)	946
Income (loss) from continuing operations before income taxes and equity income (loss) from NEC TOKIN	10,081	(9,258)
Income tax expense	2,583	1,444
Income (loss) from continuing operations before equity income (loss) from NEC TOKIN	7,498	(10,702)
Equity income (loss) from NEC TOKIN	232	(1,243)
Income (loss) from continuing operations	7,730	(11,945)
Income (loss) from discontinued operations, net of income tax expense (benefit) of $1,017, $(124), $1,935 and $(360), respectively	(1,400)	(1,151)
Net income (loss)	$6,330	$(13,096)
Net income (loss) per basic share:
Net income (loss) from continuing operations	$0.17	$(0.26)
Net income (loss) from discontinued operations	$(0.03)	$(0.03)
Net income (loss)	$0.14	$(0.29)

Net income (loss) per diluted share:
Net income (loss) from continuing operations	$0.15	$(0.26)
Net income (loss) from discontinued operations	$(0.03)	$(0.03)
Net income (loss)	$0.12	$(0.29)

Weighted-average shares outstanding:
Basic	45,400	45,092
Diluted	52,521	45,092

KEMET CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets
(Amounts in thousands, except per share data)
(Unaudited)

	September 30, 2014	March 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$51,576	$57,929
Accounts receivable, net	95,581	98,947
Inventories, net	188,833	187,974
Prepaid expenses and other	40,229	36,871
Deferred income taxes	6,569	6,695
Current assets of discontinued operations	—	12,160
Total current assets	382,788	400,576
Property, plant and equipment, net of accumulated depreciation of $810,224 and $805,687 as of September 30, 2014 and March 31, 2014, respectively	275,498	292,648
Goodwill	35,584	35,584
Intangible assets, net	35,377	37,184
Investment in NEC TOKIN	48,449	46,419
Restricted cash	12,955	13,512
Deferred income taxes	6,423	6,778
Other assets	20,153	10,130
Noncurrent assets of discontinued operations	—	836
Total assets	$817,227	$843,667
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$25,826	$7,297
Accounts payable	72,629	74,818
Accrued expenses	66,400	76,468
Income taxes payable and deferred income taxes	345	980
Current liabilities of discontinued operations	—	7,269
Total current liabilities	165,200	166,832
Long-term debt, less current portion	376,256	391,292
Other non-current obligations	52,246	55,864
Deferred income taxes	8,687	5,203
Noncurrent liabilities of discontinued operations	—	2,592
Stockholders’ equity:
Preferred stock, par value $0.01, authorized 10,000 shares, none issued	—	—
Common stock, par value $0.01, authorized 175,000 shares, issued 46,508 shares at September 30, 2014 and March 31, 2014	465	465
Additional paid-in capital	461,478	465,027
Retained deficit	(228,948)	(231,738)
Accumulated other comprehensive income	6,935	18,184
Treasury stock, at cost (1,103 and 1,301 shares at September 30, 2014 and March 31, 2014, respectively)	(25,092)	(30,054)
Total stockholders’ equity	214,838	221,884
Total liabilities and stockholders’ equity	$817,227	$843,667

KEMET CORPORATION AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(Amounts in thousands)
(Unaudited)

	Six Month Periods Ended September 30,
	2014	2013
Net income (loss)	2,790	$(48,236)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Gain on sale of discontinued operations	(5,809)	—
Net cash provided by (used in) operating activities of discontinued operations	(1,357)	933
Depreciation and amortization	20,974	25,590
Equity (income) loss from NEC TOKIN	1,443	4,620
Non-cash interest expense	1,332	1,959
Stock-based compensation expense	1,952	1,628
Long-term receivable write down	59	1,444
Change in value of NEC TOKIN options	(10,700)	382
Net loss on sales and disposals of assets	(185)	42
Pension and other post-retirement benefits	37	27
Change in deferred income taxes	2,142	(957)
Change in operating assets	(4,268)	(8,261)
Change in operating liabilities	(6,341)	(10,932)
Other	(475)	155
Net cash provided by (used in) operating activities	1,594	(31,606)
Investing activities:
Capital expenditures	(11,975)	(18,337)
Proceeds from sale of assets	2,451	—
Change in restricted cash	558	2,874
Proceeds from sale of discontinued operations	10,125	—
Net cash provided by (used in) investing activities	1,159	(15,463)
Financing activities:
Proceeds from revolving line of credit	14,300	21,000
Payments of revolving line of credit	(7,500)	—
Deferred acquisition payments	(11,597)	(11,452)
Payments of long-term debt	(3,135)	(1,422)
Proceeds from exercise of stock options	25	57
Net cash provided by (used in) financing activities	(7,907)	8,183
Net increase (decrease) in cash and cash equivalents	(5,154)	(38,886)
Effect of foreign currency fluctuations on cash	(1,199)	608
Cash and cash equivalents at beginning of fiscal period	57,929	95,978
Cash and cash equivalents at end of fiscal period	51,576	57,700

Non-U.S. GAAP Financial Measures

In this news release, the Company makes reference to certain Non-U.S. GAAP financial measures, including "Adjusted gross margin", “Adjusted net loss”, “Adjusted net loss per share” and “Adjusted EBITDA”.  Management believes that investors may find it useful to review the Company’s financial results as adjusted to exclude items as determined by management.

Adjusted gross margin

Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided below.  Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company.  Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with U.S. GAAP.

The following table provides reconciliation from U.S. GAAP Gross margin to Non-U.S. GAAP Adjusted gross margin (amounts in thousands):

	Quarters Ended
	(Unaudited)
	September 30, 2014	June 30, 2014	September 30, 2013
Net sales	$215,293	$212,881	$208,449
Gross margin	45,755	32,957	30,917
Non-U.S. GAAP-adjustments:
Plant start-up costs	1,114	1,647	1,050
Stock-based compensation expense	341	346	229
Plant shut-down costs	—	889	—
Inventory revaluation	(821)	2,676	—
Adjusted gross margin	$46,389	$38,515	$32,196
	21.5%	18.1%	15.4%

Adjusted Operating Income (Loss)

Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided above. We use Adjusted operating income (loss) to facilitate our analysis and understanding of our business operations and believe that Adjusted operating income (loss) is useful to investors because it provides a supplemental way to understand our underlying operating performance. Adjusted operating loss should not be considered as an alternative to operating income (loss) or any other performance measure derived in accordance with U.S. GAAP.

Adjusted operating income (loss) is calculated as follows (amounts in thousands):

	Quarters Ended
	(Unaudited)
	September 30, 2014	June 30, 2014	September 30, 2013
Operating income (loss)	$12,770	$(606)	$1,585
Adjustments:
Restructuring charges	1,687	1,830	1,364
Stock-based compensation expense	958	994	659
ERP integration costs	409	895	1,071
Plant start-up costs	1,114	1,647	1,050
Plant shut-down costs	—	889	—
NEC TOKIN investment-related expenses	487	580	124
Net (gain) loss on sales and disposals of assets	(550)	365	42
Inventory revaluation	(821)	2,676	—
Adjusted operating income (loss)	$16,054	$9,270	$5,895

Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share

“Adjusted net income (loss)” and “Adjusted net income (loss) per basic and diluted share” represent net income (loss) and net income (loss) per basic and diluted share excluding adjustments which are outlined in the quantitative reconciliation provided below.  Management believes that these Non-U.S. GAAP financial measures are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company.  Management uses these Non-U.S. GAAP financial measures to evaluate operating performance.  Non-U.S. GAAP financial measures should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with U.S. GAAP.

The following table provides reconciliation from U.S. GAAP net income (loss) to Non-U.S. GAAP adjusted net income (loss):

U.S. GAAP to Non- U.S. GAAP Reconciliation

	Quarters Ended
	September 30, 2014	June 30, 2014	September 30, 2013
	(Unaudited)
U.S. GAAP
Net sales	$215,293	$212,881	$208,449
Net loss from continuing operations	7,730	(10,483)	(11,945)
Income (loss) from discontinued operations	(1,400)	6,943	(1,151)
Net income (loss)	$6,330	$(3,540)	$(13,096)
Net income (loss) from continuing operations - basic	0.17	(0.23)	(0.26)
Income (loss) from discontinued operations - basic	(0.03)	0.15	(0.03)
Net income (loss) - basic	0.14	(0.08)	(0.29)
Net income (loss) from continuing operations - diluted	0.15	(0.23)	(0.26)
Income (loss) from discontinued operations - diluted	(0.03)	0.15	(0.03)
Net income (loss) - diluted	0.12	(0.08)	(0.29)
Non-U.S. GAAP
Net income (loss)	$6,330	$(3,540)	$(13,096)
Adjustments:
Restructuring charges	1,687	1,830	1,364
Equity (income) loss from NEC TOKIN	(232)	1,675	1,243
Inventory revaluation	(821)	2,676	—
Net (gain) loss on sales and disposals of assets	(550)	365	42
Stock-based compensation expense	958	994	659
ERP integration costs	409	895	1,071
Change in value of NEC TOKIN options	(6,600)	(4,100)	382
Plant start-up costs	1,114	1,647	1,050
Plant shut-down costs	—	889	—
Net foreign exchange (gain) loss	(1,351)	527	515
NEC TOKIN investment-related expenses	487	580	124
(Income) loss from discontinued operations	1,400	(6,943)	1,151
Amortization included in interest expense	583	665	945
Income tax effect of non-GAAP adjustments (1)	51	(24)	(19)
Adjusted net income (loss)	$3,465	$(1,864)	$(4,569)
Adjusted net income (loss) per basic share	$0.08	$(0.04)	$(0.10)
Adjusted net income (loss) per diluted share	$0.07	$(0.04)	$(0.10)
Weighted average shares outstanding:
Basic	45,400	45,274	45,092
Diluted	52,521	45,274	45,092

(1)         The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

Adjusted EBITDA

Adjusted EBITDA from continuing operations represents net income (loss) from continuing operations before net interest expense, income tax expense, and depreciation and amortization expense, adjusted to exclude certain item which are outlined in the quantitative reconciliation provided below.  We use Adjusted EBITDA from continuing operations to monitor and evaluate our operating performance and to facilitate internal and external comparisons of the historical operating performance of our business.  We present Adjusted EBITDA from continuing operations as a supplemental measure of our performance and ability to service debt.  We also present Adjusted EBITDA from continuing operations because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

We believe Adjusted EBITDA from continuing operations is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other adjustments to arrive at Adjusted EBITDA from continuing operations are excluded in order to better reflect our continuing operations.

In evaluating Adjusted EBITDA from continuing operations, you should be aware that in the future we may incur expenses similar to the adjustments noted below.  Our presentation of Adjusted EBITDA from continuing operations should not be construed as an inference that our future results will be unaffected by these types of adjustments.  Adjusted EBITDA from continuing operations is not a measurement of our financial performance under U.S. GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Our Adjusted EBITDA from continuing operations measure has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP.  Some of these limitations are:

•	it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;

•	it does not reflect changes in, or cash requirements for, our working capital needs;

•	it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;

•
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA from continuing operations measure does not reflect any cash requirements for such replacements;

•	it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•	it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations;

•	it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and

•	other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, Adjusted EBITDA from continuing operations should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations.  You should compensate for these limitations by relying primarily on our U.S. GAAP results and using Adjusted EBITDA from continuing operations as supplementary information.

The following table provides a reconciliation from U.S. GAAP net income (loss) to Adjusted EBITDA from continuing operations (amounts in thousands):

	For the Quarters Ended
(Amounts in thousands)	September 30, 2014	June 30, 2014	September 30, 2013
U.S. GAAP
Net income (loss)	$6,330	$(3,540)	$(13,096)
Interest expense, net	10,284	10,453	9,897
Income tax expense (benefit)	2,583	1,282	1,444
Depreciation and amortization	10,177	10,797	11,951
EBITDA	29,374	18,992	10,196
Excluding the following items (non-GAAP):
Restructuring charges	1,687	1,830	1,364
Equity (income) loss from NEC TOKIN	(232)	1,675	1,243
Inventory revaluation	(821)	2,676	—
Net (gain) loss on sales and disposals of assets	(550)	365	42
Stock-based compensation expense	958	994	659
ERP integration costs	409	895	1,071
Change in value of NEC TOKIN options	(6,600)	(4,100)	382
Plant start-up costs	1,114	1,647	1,050
Plant shut-down costs	—	889	—
Net foreign exchange (gain) loss	(1,351)	527	515
NEC TOKIN investment-related expenses	487	580	124
(Income) loss from discontinued operations	1,400	(6,943)	1,151
Adjusted EBITDA	$25,875	$20,027	$17,797